Exhibit 99.1

FOR IMMEDIATE RELEASE

MARPAI, INC. REPORTS THIRD QUARTER 2022 RESULTS

New York, November 9, 2022—Marpai, Inc. (“Marpai” or the “Company”) (Nasdaq: MRAI), an AI-technology company transforming the $22 billion Third-Party Administrator (TPA) market supporting self-funded employer health plans, today reported financial results for the third quarter ended September 30, 2022.

The Company’s consolidated results of operations include the results of operations of Marpai and its wholly owned subsidiary, Marpai Health, Inc., for all periods presented, and the results of Marpai Administrators, LLC (formerly Continental Benefits, LLC) since its acquisition on April 1, 2021.

Financial Highlights

•
Net revenue of approximately $4.9 million for the three months ended September 30, 2022, compared to net revenue of approximately $5.6 million for the three months ended June 30, 2022, representing a sequential decrease of approximately $619,000, or 11.1%. This decline was caused by the third quarter decline in the number of our customers’ employees covered under our plans.

•
The number of our customers’ employees covered under the Company’s administered health plans was 16,357, 21,074 and 21,139 on September 30, 2022, June 30, 2022, and March 31, 2022, respectively. As we explained on our second quarter earnings conference call, effective September 1, 2022, we decided not to renew the contracts of three customers who in our opinion were failing to fullfil their contractual obligations. These three customers accounted for more than 4,000 employees.

•
Operating expenses (including cost of revenues) were approximately $10.8 million for the three months ended September 30, 2022, as compared to approximately $12.2 million for the three months ended June 30, 2022, and approximately $11.8 million for the three months ended March 31, 2022.
•
Operating expenses (including cost of revenues) excluding stock based compensation expenses were approximately $10.1 million for the three months ended September 30, 2022 compared to approximately $11.1 million for the three months ended June 30, 2022, and approximately $11.1 million for the three months ended December 31, 2021.

•
Net loss was approximately $5.8 million for the three months ended September 30, 2022, compared to net loss of approximately $6.7 million for the three months ended June 30, 2022, and a net loss of approximately $5.5 million for the three months ended March 31, 2022.

•
Adjusted negative EBITDA was approximately $4.3 million for the three months ended September 30, 2022 compared to adjusted negative EBITDA of approximately $4.7 million for the three months ended June 30, 2022 and compared to adjusted negative EBITDA of approximately $4.0 million for the three months ended March 31, 2022. A reconciliation of GAAP to non-GAAP measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Other Highlights

On November 1, 2022, the Company announced the closing of the acquisition of Maestro Health, LLC (“Maestro Health”) in a deal that more than doubles the size of the Company. Maestro Health is a leading TPA based in Chicago, Illinois that serves over 80 self-insured employers. Together, the joint company brings AI-powered health plan services to over 40,000 employees nationwide, making it the leading technology player in the market. The acquisition is expected to more than double the number of customers and members that Marpai serves.

“Having closed the Maestro acquisition on October 31, we are now laser focused on the intergration of the two companies, as well as our January 1, 2023 sales,” said Edmundo Gonzalez, Chief Executive Officer of Marpai.

Financial Guidance

Due to the Maestro Health acquisition, which closed on October 31, 2022, we are not providing financial guidance for the fourth quarter at this time.

Webcast and Conference Call Information

Marpai will host a conference call and webcast tomorrow, on November 10, 2022 at 8:30 a.m. ET to answer questions about the Company's operational and financial highlights for its third quarter of 2022 as well as on the previously announced acquisition of Marpai Health.

Investors interested in listening to the conference call may do so by dialing 1-800-289-0459 for domestic callers or +1-929-477-0443 for international callers, or by dialing 1-647-484-0473 for Canadian callers.

The participant passcode to be used by the dialers is : 404193.

Investors can also listen via webcast: https://app.webinar.net/0EJIBnd6mVz.

For interested individuals unable to join the conference call, a recording of the webcast will also be available on the Marpai, Inc. investor relations website: https://ir.marpaihealth.com.

About Marpai, Inc.

Marpai, Inc. (Nasdaq: MRAI) is a technology company bringing AI-powered health plan services to employers that directly pay for employee health benefits. Primarily competing in the $22 billion TPA (Third Party Administrator) sector serving self-funded employer health plans representing over $1 trillion in annual claims, Marpai maximizes the value of the health plan as measured in health outcomes. Marpai takes a member-centric approach that uses AI and big data to connect members to health solutions predicted to have a high probability of positive outcomes, and aims to bring value-based care to the self-insured market. With effective early intervention, disease management, claims processing and proactive member outreach, Marpai works to deliver the healthiest member population for the health plan budget. Operating nationwide, Marpai offers access to provider networks including Aetna and Cigna and all TPA services. For more information, visit www.marpaihealth.com, the content of which is not incorporated by reference into this press release.

Forward-Looking Statement Disclaimer

This press release contains forward-looking statements, as that term is defined in the Private Litigation Reform Act of 1995, that involve significant risks and uncertainties, including statements regarding anticipated future results. Forward-looking statements can be identified through the use of words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," “guidance,” "may," "can," "could," "will," "potential," "should," "goal" and variations of these words or similar expressions. For example, the Company is using forward looking statements when it discusses the expected integration of Maestro Health and that the acquisition of Maestro Health is expected to double the size of the company and double the number of customers and members that Marpai serves.. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect Marpai's current expectations and speak only as of the date of this release. Actual results may differ materially from Marpai's current expectations depending upon a number of factors. These factors include, among others, adverse changes in general economic and market conditions, competitive factors including but not limited to pricing pressures and new product introductions, uncertainty of customer acceptance of new product offerings and market changes, risks associated with managing the growth of the business. Except as required by law, Marpai does not undertake any responsibility to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

More detailed information about Marpai and the risk factors that may affect the realization of forward-looking statements is set forth in Marpai's filings with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov.

Media contact:
Jane Cavalier

Jane@brightmarkconsulting.com

203-858-3801

Investor Relations contact:
Simon Li

Simonli@marpaihealth.com

813-822-3950

###

Use of Non-GAAP Financial Measures and Their Limitations

In addition to our results and measures of performance determined in accordance with U.S. GAAP presented in this press release, we believe that certain non-GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans and making strategic decisions.

Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes.

We believe that Adjusted EBITDA, together with a reconciliation to net loss, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these potential limitations include:

•

other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures;

•

although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements;

•	Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilutive impact of stock-based compensation; and

•	Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur.

Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial measures.

MARPAI, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

(UNAUDITED)

	September 30, 2022	December 31, 2021
	(Unaudited)
ASSETS:
Current assets:
Cash and cash equivalents	$4,748	$19,183
Restricted cash	4,967	6,751
Accounts receivable	191	209
Unbilled receivable	16	15
Prepaid expenses and other current assets	366	743
Other receivables	57	91
Total current assets	10,345	26,992

Property and equipment, net	737	890
Capitalized software, net	5,411	6,305
Operating lease right-of-use assets	1,526	2,044
Goodwill	2,383	2,383
Intangible assets, net	4,930	5,508
Security deposits	52	52
Other long-term asset	28	28
Total assets	$25,412	$44,202

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$693	$1,126
Accrued expenses	2,339	2,525
Accrued fiduciary obligations	3,899	5,541
Deferred revenue	871	1,165
Current portion of operating lease liabilities	846	784
Due to related party	3	4
Total current liabilities	8,651	11,145

Other long-term liabilities	45	45
Operating lease liabilities, net of current portion	728	1,302
Deferred tax liabilities	2,001	2,001
Total liabilities	11,425	14,493
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common stock, $0.0001 par value, 227,791,050 shares authorized; 20,937,901 and 20,299,727 issued and outstanding at September 30, 2022 and December 31, 2021,respectively	2	2
Additional paid-in capital	53,445	51,233
Accumulated deficit	(39,460)	(21,526)
Total stockholders’ equity	13,987	29,709
Total liabilities and stockholders’ equity	$25,412	$44,202

MARPAI, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(Unaudited)

	3 Months Ended
	September 30, 2022	September 30, 2021
Revenue	$4,938	$4,799
Costs and expenses
Cost of revenue (exclusive of depreciation and amortization shown separately below)	3,625	3,343
General and administrative	2,718	2,230
Sales and marketing	1,054	1,589
Information technology	1,538	770
Research and development	782	569
Depreciation and amortization	842	802
Facilities	193	232
Loss on disposal of assets	—	—
Total costs and expenses	10,752	9,535

Operating loss	(5,814)	(4,736)

Other income (expenses)
Other income	(3)	(109)
Interest expense	56	55
Foreign exchange loss	(19)	(3)
Loss before provision for income taxes	(5,780)	(4,793)

Income tax benefit	—	—
Net loss	$(5,780)	$(4,793)

Net loss per share, basic & fully diluted	$(0.28)	$(0.47)

Weighted average number shares of common stock, basic and fully diluted	20,348,655	10,261,001

MARPAI, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(Unaudited)

	9 Months Ended
	September 30, 2022	September 30, 2021
Revenue	$16,713	$8,331
Costs and expenses
Cost of revenue (exclusive of depreciation and amortization shown separately below)	12,324	6,064
General and administrative	7,940	5,045
Sales and marketing	4,830	3,033
Information technology	3,862	1,501
Research and development	2,684	1,118
Depreciation and amortization	2,444	1,223
Facilities	586	459
Loss on disposal of assets	60	—
Total costs and expenses	34,730	18,443

Operating loss	(18,017)	(10,112)

Other income (expenses)
Other income	(7)	(385)
Interest expense	95	110
Foreign exchange loss	(5)	(19)
Loss before provision for income taxes	(17,934)	(10,406)

Income tax benefit	—	150
Net loss	$(17,934)	$(10,256)

Net loss per share, basic & fully diluted	$(0.90)	$(1.31)

Weighted average number shares of common stock, basic and fully diluted	20,019,116	7,846,348

MARPAI, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	9 Months Ended
	September 30, 2022	September 30, 2021
Cash flows from operating activities:
Net loss	$(17,934)	$(10,256)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,444	1,224
Loss on disposal of assets	60	—
Share-based compensation	2,464	962
Amortization of right-of-use asset	517	43
Amortization of debt discount	—	27
Non-cash interest	—	352
Marketing services performed in exchange for convertible note	—	75
Deferred taxes		(150)
Changes in operating assets and liabilities:
Accounts receivable and unbilled receivable	16	(245)
Prepaid expense and other assets	377	(381)
Other receivables	35	50
Accounts payable	(433)	1,566
Accrued expenses	(436)	397
Accrued fiduciary obligations	(1,642)	993
Operating lease liabilities	(512)	(74)
Other liabilities	(295)	(109)
Net cash used in operating activities	(15,339)	(5,526)
Cash flows from investing activities:
Cash and restricted cash acquired as part of acquisitions (See Note 5)	—	11,384
Capitalization of software development costs	(810)	(1,211)
Purchase of property and equipment	(70)	(67)
Net cash (used in) provided by investing activities	(880)	10,106
Cash flows from financing activities:
Proceeds from stock options exercises	—	—
Proceeds from convertible notes	—	550
Proceeds from short-term loan	—	2,000
Proceeds from issuance of warrants	—	53
Net cash provided by financing activities	—	2,603

Net (decrease) increase in cash, cash equivalents and restricted cash	(16,219)	7,183

Cash, cash equivalents and restricted cash at beginning of period	25,933	1,818
Cash, cash equivalents and restricted cash at end of period	$9,714	$9,001

Reconciliation of cash, cash equivalents, and restricted cash reported in the condensed consolidated balance sheet
Cash and cash equivalents	$4,748	$1,191
Restricted cash	4,966	7,810
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statement of cash flows	$9,714	$9,001

MARPAI, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA

(in thousands)

(unaudited)

	3 Months Ended
	September 30, 2022	September 30, 2021
Net loss	$(5,780)	$(4,793)
Interest expense and foreign exchange loss, net	(34)	57
Income tax benefit	—	—
Loss on disposal of asset	—	—
Depreciation and amortization expense	842	802
Stock based compensation expense	697	256
Adjusted EBITDA	$(4,275)	$(3,678)

	9 Months Ended
	September 30, 2022	September 30, 2021
Net loss	$(17,934)	$(10,257)
Interest expense and foreign exchange loss, net	(82)	295
Income tax benefit	—	(150)
Loss on disposal of asset	60	—
Depreciation and amortization expense	2,444	1,223
Stock based compensation expense	2,464	962
Adjusted EBITDA	$(13,048)	$(7,927)